UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


       Date of Report (Date of earliest event reported) December 21, 2005


                         Calypte Biomedical Corporation
               (Exact name of Company as specified in its charter)

Delaware                        000-20985                            06-1226727
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(State or Other Jurisdiction)   (Commission File Number)   (I.R.S. Employer Identification)
of Incorporation)


             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


(a) On December 21, 2005, the Registrant (the "Company") entered into an Equity Transfer Agreement dated December 21, 2006, (the "Agreement") between the Company and Marr Technologies Asia Limited ("Marr Technologies Asia"), a company existing under the laws of the Republic of Seychelles, pursuant to which the Company acquired from Marr Technologies Asia a 51% equity interest in Beijing Marr Bio-Pharmaceutical Co., Ltd.("Beijing Marr"), a wholly foreign-owned enterprise ("WFOE") existing under the laws of the People's Republic of China ("China"). Marr Technologies Asia is an affiliate of Marr Technologies, B.V., the Company's largest stockholder. The Agreement became effective on January 18, 2006, the date it was approved by the Huairou County Commerce Bureau. Pursuant to the Agreement, Marr Technologies Asia will contribute USD $1,764,000 to the registered capital of Beijing Marr and the Company will contribute USD
$1,836,000 to the registered capital of Beijing Marr. To date, Marr has contributed USD $882,000 and the Company has contributed USD $918,000. The remaining capital contributions must be made by the Company and Marr Technologies Asia in proportion to their respective equity interests in Beijing Marr before November 17, 2006.

The Company also entered into an agreement with Marr Technologies Asia in connection with the Equity Transfer Agreement, governing the relationship between the Company and Marr Technologies Asia, as shareholders of Beijing Marr, which provides for certain protective provisions for Marr Technologies Asia, as the minority shareholder, board composition and voting, buy-sell, non-competition and other rights, duties and obligations of the shareholders (the "Shareholders Agreement") in connection with the operation of Beijing Marr. The business purpose of Beijing Marr is to pursue the manufacture, distribution, marketing and sale of the Company's products in China.

ITEM 7.01  REGULATION FD DISCLOSURE

      Beijing Marr entered into an Assets Transfer Contract dated September 16, 2005 (the "Contract") between Beijing Marr and Beijing Yaohua Bio-Technology Ltd., a limited liability company existing under the laws of China, pursuant to which Beijing Marr agreed to acquire from Yaohua the assets of its business, which include the Pharmaceutical Manufacturing Permit and Good Manufacturing Practices (GMP) certificate and approval numbers, manufacturing facilities, land use rights, tangible assets necessary for obtaining and maintaining a GMP certification, technology and other assets necessary to manufacture and distribute diagnostic test products in China (collectively, the "Assets").


ITEM 9.01  FINANCIAL STATMENTS AND EXHIBITS.

(d)   Exhibits.

   Exhibit No.      Description
-----------------   ------------------------------------------------------------
      10.168        Equity Transfer Agreement dated December 21, 2005 between
                    the Company and Marr Technologies Asia Limited
      10.169        Agreement  dated  December  21, 2005 between the Company and
                    Marr Technologies Asia Limited
       99.1         Press Release dated March 30, 2006



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 30, 2006

                                    Calypte Biomedical Corporation

                                    By: /s/ Theodore R. Gwin
                                        -------------------------------------
                                        Theodore R. Gwin
                                        Chief Financial Officer